UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 E Campbell Ave, Suite 107-D Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 774-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01. Other Events.

On June 19, 2025, Semler Scientific, Inc. (Semler Scientific), announced the appointment of Joe Burnett as director of Bitcoin strategy. Semler Scientific also announced its intention to own at least 10,000 Bitcoins by year-end 2025, 42,000 by year-end 2026 and 105,000 by year-end 2027, using proceeds from equity and debt financings and cash flows from operations.

Forward-Looking Statements

This current report contains “forward-looking” statements. Such statements can be identified by, among other things, the use of forward-looking language such as the words “believe,” “goal,” “may,” “will,” “intend,” “expect,” “anticipate,” “estimate,” “project,” “would,” “could” or words with similar meaning or the negatives of these terms or by the discussion of strategy or intentions. The forward-looking statements in this current report include express or implied statements regarding acquiring and holding Bitcoin, including a 3-year plan to hold Bitcoin and the number of Bitcoin at end of each year; sales of securities under equity offerings and other financings to support additional Bitcoin purchases; cash flows from operations; among others. Such forward-looking statements are subject to a number of risks and uncertainties that could cause Semler Scientific’s actual results to differ materially from those discussed herein, such as risks inherent with investing in Bitcoin, including Bitcoin's volatility; risk of implementing a Bitcoin treasury strategy; risks related to raising capital and generating sufficient cash to acquire Bitcoin; risks related to Semler Scientific’s indebtedness, and risks related to Semler Scientific’s proposed settlement with the Department of Justice; along with those other risk factors detailed in Semler Scientific's filings with the Securities and Exchange Commission. These forward-looking statements involve assumptions, estimates, and uncertainties that reflect current internal projections, expectations or beliefs. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. All forward-looking statements contained in this current report are qualified in their entirety by these cautionary statements and the risk factors described above. Furthermore, all such statements are made as of the date of this current report and Semler Scientific assumes no obligation to update or revise these statements unless otherwise required by law.

No Offer or Solicitation

This current report does not and shall not constitute an offer to sell or a solicitation of an offer to buy any securities of Semler Scientific, Inc., nor shall there be any offer, solicitation or sale of such securities, in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: June 20, 2025	By:	/s/ Renae Cormier
Name: Renae Cormier
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)